UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of Principal Executive Offices, and Zip Code)

(206) 517-5300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 19, 2019, pursuant to that certain purchase agreement, dated as of December 11, 2019 (the “Purchase Agreement”), with Goldman Sachs & Co. LLC, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), pursuant to which the Company previously issued its 2.00% Convertible Senior Notes due 2026 (the “Notes”), the Initial Purchasers notified the Company of their exercise of their 13-day option to purchase an additional $11.25 million aggregate principal amount of the Notes (the “Additional Notes”), as set forth in the Purchase Agreement, and on December 23, 2019, the Company issued and sold the Additional Notes to the Initial Purchasers.

In connection with the exercise by the Initial Purchasers of their option to purchase the Additional Notes, on December 19, 2029, the Company entered into privately negotiated capped call transactions (the “Additional Capped Call Transactions”) with JPMorgan Chase Bank, National Association, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC (the “Option Counterparties”). The Additional Capped Call Transactions were made on substantially identical terms as the private negotiated capped call transactions the Company entered into with the Option Counterparties on December 11, 2019, as described in the Company’s Current Report on Form 8-K dated as of December 11, 2019.

The Additional Capped Call Transactions are separate transactions entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Additional Capped Call Transactions.

The foregoing descriptions of the Additional Capped Call Transactions are qualified in their entirety by the copy of the form of call option transaction confirmation relating to the Additional Capped Call Transactions, which is incorporated herein by reference. A copy of the form of call option transaction confirmation was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated as of December 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

Date: January 6, 2020	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer